SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                        --------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  October 5, 1999
                                                          ---------------

                             CRITICARE SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                        --------------------------------
                 (State or other jurisdiction or incorporation)

           000-16061                                         39-1501563
--------------------------------                --------------------------------
    (Commission File Number)                      (I.R.S. Employer I.D. Number)


    20925 Crossroads Circle
     Waukesha,  Wisconsin                                       53186
     --------------------                                       -----
(Address of Principal Executive                               (Zip Code)
            Offices)

                                  414-798-8282
              (Registrant's telephone number; including area code)

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     The  Form  8-K of Criticare Systems, Inc. dated October 5, 1999, filed with the Securities and Exchange Commission on October 13, 1999, is hereby amended by adding the following in response to Item 7.

Item  7.  Financial  Statements  and  Exhibits.
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     (a)     Financial  statements  of  business  acquired.

Not  applicable.

     (b)     Pro  forma  financial  information.

Not  applicable.

     (c)     Exhibits

     16.1-Letter of Deloitte & Touche LLP dated October 21, 1999, concerning change in certifying accountants.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Criticare Systems, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRITICARE  SYSEMS,  INC.
Date:  October  25,  1999
                                        BY  /s/  Joseph M. Siekierski
                                           -------------------------------------
                                              Joseph M. Siekierski, Vice
                                              President- Finance

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